UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2022

Smith & Wesson Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts 01104

(Address of principal executive offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	SWBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 12, 2022, we held our annual meeting of stockholders to consider and vote upon the following proposals: (1) to elect directors to serve until our next annual meeting of stockholders and until their successors are elected and qualified; (2) to provide a non-binding, advisory vote on the compensation of our named executive officers for fiscal 2022 (“say-on-pay”); (3) to approve our 2022 Incentive Stock Plan; (4) to ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent registered public accountant for the fiscal year ending April 30, 2023; (5) to vote on a stockholder proposal requesting that we adopt a human rights policy; and (6) to vote on a stockholder proposal requesting that we adopt simple majority voting requirements.

The following directors were elected at the annual meeting:

Director	Votes For	Votes Withheld	Broker Non-Votes
Anita D. Britt	20,877,491	952,325	11,561,614
Fred M. Diaz	20,297,999	1,531,817	11,561,614
John B. Furman	15,355,624	6,474,192	11,561,614
Michael F. Golden	18,323,799	3,506,017	11,561,614
Barry M. Monheit	20,373,542	1,456,274	11,561,614
Robert L. Scott	20,283,556	1,546,260	11,561,614
Mark P. Smith	21,452,874	376,942	11,561,614
Denis G. Suggs	20,844,030	985,786	11,561,614

Our stockholders approved, on an advisory basis, the compensation of our named executive officers. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Say-on-pay proposal	20,431,350	1,133,848	264,618	11,561,614

Our stockholders approved our 2022 Incentive Stock Plan. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
2022 Incentive Stock Plan	20,397,546	1,228,803	203,467	11,561,614

Our stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending April 30, 2023. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Deloitte & Touche LLP as independent registered public accountants	32,238,083	593,600	559,747	—

Our stockholders did not approve a stockholder proposal requesting that we adopt a human rights policy. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stockholder proposal	9,037,619	12,601,014	191,183	11,561,614

Our stockholders did not approve a stockholder proposal requesting that we adopt simple majority voting requirements. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stockholder proposal	2,888,678	18,697,577	243,561	11,561,614

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON BRANDS, INC.

Date: September 13, 2022	By:	/s/ Deana L. McPherson
Deana L. McPherson
Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary